Supplement No. 2 dated October 5, 1995

               (Supplanting Supplement No. 1 dated July 17, 1995)

                                       to

                       Prospectus dated February 1, 1995

                                      for

                       STATE STREET RESEARCH CAPITAL FUND

                a series of State Street Research Capital Trust



Other Investment Policies



  Immediately after the caption "The Fund's Investments--Investment

Practices--Other Investment Policies" at page 6 of the Prospectus, the following paragraphs are added:



  "The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S.

  Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest.

  Collateral received by the Fund will generally be held in the form tendered,

  although cash may be invested in securities issued or guaranteed by the U.S.

  Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore,

  results in an increase in the volatility of the Fund's outstanding securities.

  Such loans may be terminated at any time.



  The Fund will retain most rights of ownership including rights to dividends,

  interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired.

  Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing."



Limiting Investment Risk



  Under the caption, "Limiting Investment Risk" at page 7 of the Prospectus, the first paragraph is hereby revised in its entirety as follows:



  "In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued by the U.S. Government or its instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund; or

  (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry with certain designated exceptions such as in the case of the U.S. Government. Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's net assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of the Fund's net assets in restricted securities excluding securities eligible for resale under

  Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently."

Minimum Investment



  The section under the caption "Purchase of Shares--Minimum Investment" at page

9 of the Prospectus is hereby revised in its entirety as follows:



                                     "Class of Shares

                         ------------------------------------

                            A           B         C       D

                         ------      ------      ---   ------

Minimum Initial Investment

      By Wire            $5,000      $5,000      (a)   $5,000

      IRAs               $2,000      $2,000      (a)   $2,000

      By Investamatic    $1,000      $1,000      (a)   $1,000

      All other          $2,500      $2,500      (a)   $2,500

Minimum Subsequent Investment

      By Wire            $5,000      $5,000      (a)   $5,000

      IRAs               $   50      $   50      (a)   $   50

      By Investamatic    $   50      $   50      (a)   $   50

      All other          $   50      $   50      (a)   $   50

(a) Special conditions apply; contact the Distributor.



  The Fund reserves the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program)."



Other Programs



  Immediately after the first sentence of the first paragraph under the caption

"Purchase of Shares--Class A Shares--Initial Sales Charges--Other Programs" at

page 12 of the Prospectus, the following is added:



  "Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements."



Additional Information



  Under the caption "Redemption of Shares--Additional Information" at page 17 of the Prospectus, the first paragraph is hereby revised in its entirety as follows:



  "Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account."



Investment Plans



  The first paragraph under the caption "Shareholder Services--Investment Plans"

at page 19 of the Prospectus is revised in its entirety to read as follows:



  "The Fund offers Class A, Class B and Class D shareholders the Investamatic

  Check Program. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Investamatic application form available from Shareholder Services."



CONTROL NUMBER: 2650-951003(1196)SSR-LD                        CF-308E-10951BS

                       STATE STREET RESEARCH CAPITAL FUND

                                   a Series of

                           STATE STREET CAPITAL TRUST



                       STATEMENT OF ADDITIONAL INFORMATION



                                   February 1, 1995

                      (As Supplemented October 5, 1995) (a)



                                TABLE OF CONTENTS

                                                                         Page



ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS........................... 2



ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT

 TECHNIQUES............................................................... 5



DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...........................14



RATING CATEGORIES OF DEBT SECURITIES......................................17



TRUSTEES AND OFFICERS.....................................................19



INVESTMENT ADVISORY SERVICES..............................................23



PURCHASE AND REDEMPTION OF SHARES.........................................24



NET ASSET VALUE...........................................................26



PORTFOLIO TRANSACTIONS....................................................27



CERTAIN TAX MATTERS.......................................................29



DISTRIBUTION OF SHARES OF THE FUND........................................31



CALCULATION OF PERFORMANCE DATA...........................................35



CUSTODIAN.................................................................37



INDEPENDENT ACCOUNTANTS...................................................37



FINANCIAL STATEMENTS......................................................38



      The following Statement of Additional Information is not a Prospectus. It

should be read in conjunction with the Prospectus of State Street Research

Capital Fund (the "Fund") dated February 1, 1995, which may be obtained without charge from the offices of State Street Capital Trust (the "Trust") or State

Street Research Investment Services, Inc. (the "Distributor"), One Financial

Center, Boston, Massachusetts 02111-2690.



------------------------------

(a)  Updated text denoted by #



CONTROL NUMBER:  1285C - 951010(1196)SSR-LD                       CF-879D-1095

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS



      As set forth in part under "The Fund's Investments" and "Limiting

Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.



      All of the Fund's fundamental investment restrictions are set forth below.

These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of

67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:



      (1)   not to purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;



      (2)   not to purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;



#     (3)   not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);



      (4)   not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities;



      (5)   not to make any investment in real property or real estate mortgage loans;



#     (6)   not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets,

            except that investments in essentially financial items or

            arrangements such as, but not limited to, swap arrangements,

            hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

      (7)   not to purchase for, or retain in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market;



      (8)   not to issue senior securities;



      (9)   not to invest in oil, gas or other mineral exploration or

            development programs (provided that the Fund may invest in securities issued by or which are based directly or indirectly, on the credit of companies which invest in or sponsor such programs);



      (10)  not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b)

            oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S.

            Government or its agencies or instrumentalities shall be excluded);

            and



      (11)  not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the

            Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant to the authority of the Board of Trustees, and no borrowings by the

            Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.



      The following nonfundamental investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees.  Under these restrictions, it is the Fund's policy:



      (1)   not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

      (2)   not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);



      (3)   not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments;



#     (4)   not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years'

            continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years' continuous operations,

            (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's

            Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment

            Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e)

            securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions)

            do not exceed 15% of the Fund's total assets;



#     (5)   not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);



#     (6)   not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

#     (7)   not to purchase securities on margin or make short sales of securities except for short sales "against the box"; provided that the Fund may make short sales if such positions are fully

            collateralized and if not more than 5% of the Fund's net assets

            (taken at current value) are held as collateral for such short sales at any time; and, for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;



#     (8)   not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities,

            securities indices, interest rates and currencies shall not be deemed investments in options; and



#     (9)   not to purchase a security issued by another investment company,

            except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers'

            commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.







                      ADDITIONAL INFORMATION CONCERNING

        ADDITIONAL INFORMATION CONCERNINGCERTAIN INVESTMENT TECHNIQUES



      Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected by State Street Research & Management Company (the

"Investment Manager") to aid in achieving the investment objective of the Fund.

The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.



Futures Contracts



      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long"

position while a contract to sell establishes a "short" position.



      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a
transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or

U.S. Treasury obligations.



      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen,

that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.



      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.



      Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.



Options on Securities



      The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.



      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration.

This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk,

i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.



      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.



Options on Securities Indices



      The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.



      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different.

Instead of giving the right to make delivery of a security at a specified price,

a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.



      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts



      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.



Options Strategy



      A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in"

the selling price of the underlying securities or securities indices -or (b) the writing of a call on securities or securities indices held by the Fund --

thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however,

if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.



      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.



      The Fund may write options in connection with buy-and-write transactions;

that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction,

the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.



      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity



      The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. The

Fund will not purchase any futures contract or purchase any call option if,

immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.



      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.



      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.



      The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the

Fund will invest only in options and futures that are issued by the Options

Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange.

Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the

Investment Manager.

Foreign Investments



      To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability,

economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.



      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S.

dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the

U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the

Fund's securities in the local markets.



Currency Transactions



      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements



      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days

(usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10% of the Fund's total assets.



Reverse Repurchase Agreements



      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution,

broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.



      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Swap Arrangements



      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices,

including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the

Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more)

currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.



      Most swaps entered into by the Fund will be on a net basis; for example,

in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the

Fund's accrued obligations over the accrued obligations of the other party,

while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.



      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio.

However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

When-Issued Securities



      The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.



Rule 144A Securities



      Subject to the percentage limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with

Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities

may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing;

depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A

Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.



      The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state,

the Fund's investments in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities

Act of 1933, will be limited to 5% of total assets.



Other Investment Limitations



      Pursuant to the policies of certain state securities authorities, the Fund will not invest in real estate limited partnerships, oil, gas or mineral development limited partnerships, or in oil, gas or mineral leases for so long as Fund shares are required to be registered for sale in the relevant state.



      The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state,

the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.



               DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS



      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the

Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies.

Certain debt securities and money market instruments in which the Fund may invest are described below.



      U.S. Government and Related Securities.  U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the

U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein.  The U.S.

Government securities in which the Fund invests include, among others:



      o   direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;



      o   obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home

          Administration, the Federal Farm Credit Banks, the Federal

          National Mortgage Association, the Government National

          Mortgage Association and the Federal Home Loan Mortgage

          Corporation; and



      o   obligations of mixed-ownership Government corporations such as

          Resolution Funding Corporation.



      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do

so. Obligations such as those of the Federal Home Loan Banks, the Farmers Home

Administration, the Federal Farm Credit Banks, the Federal National Mortgage

Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury,

and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of

Registered Interest and Principal of Securities ("STRIPS") program. Under the

STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.



      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain

U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names,

including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts"

("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may

not be deemed U.S. Government securities.



      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities,

such as Government trust certificates.



      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import,

export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"),

including any foreign branch thereof, a U.S. branch or agency of a foreign bank,

a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.



      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities.  They are chartered and regulated either federally or under state law.  U.S. federal branches or agencies of foreign banks are chartered and regulated by the

Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of

Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.



      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e.,

short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.



      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by

Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing.

Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)



      The rating Prime is the highest commercial paper rating assigned by

Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated

Prime-1, Prime-2 or Prime-3.

                      RATING CATEGORIES OF DEBT SECURITIES



      Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:



            AAA:  Debt rated AAA has the highest rating assigned by S&P.

Capacity to pay interest and repay principal is extremely strong.



            AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



            A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



            BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



      Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.



      Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:



            Aaa: Bonds which are rated Aaa are judged to be of the best quality.

They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



            Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in

Aaa securities.

            A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



            Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



      1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.



      In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                            TRUSTEES AND OFFICERS



      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment

Manager are set forth below.



      *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice

President of the Trust. He is 57. His principal occupation is Executive Vice

President and Director of State Street Research & Management Company. During the

past five years he has also served as Senior Vice President and as Vice

President of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research

Investment Services, Inc. and Gefinor Securities S.A.



      *Charles S. Glovsky, One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. He is 43. His principal occupation is Senior Vice

President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management

Company.



#     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, has

served as Secretary and General Counsel of the Trust since May 1995. He is 40.

His principal occupation is Senior Vice President and General Counsel of State

Street Research & Management Company. During the past five years has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston

Company Inc., Boston Safe Deposit and Trust Company and The Boston Company

Advisors, Inc. Mr. McNamara's other principal business affiliations include

Senior Vice President, Clerk and General Counsel of State Street Research

Investment Services, Inc.; Secretary and General Counsel of SSRM Holdings, Inc.;

and Director, Clerk and General Counsel of State Street Research Energy, Inc.



      *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. He is 52. His principal occupation is currently,

and during the past five years has been, Senior Vice President of State Street

Research & Management Company.



#     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY  11791,

serves as Trustee of the Trust.  He is 68.  He is engaged principally in private investments and civic affairs, and is an author of business history.

Previously, he was with Morgan Guaranty Trust Company of New York.



      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA

02109, serves as Trustee of the Trust. He is 68. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.









* or +  See footnotes on page 21

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as

Treasurer of the Trust. He is 44. His principal occupation is Executive Vice

President, Treasurer and Director of State Street Research & Management Company.

During the past five years he has also served as Executive Vice President and

Chief Financial Officer of New England Investment Companies and as Senior Vice

President and Vice President of New England Mutual Life Insurance Company. Mr.

Maus's other principal business affiliations include Executive Vice President,

Treasurer, Chief Financial Officer and Director of State Street Research

Investment Services, Inc.



      *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. He is 57. His principal occupation is Senior Vice

President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management

Company.



      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as

Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating

Officer and Director of Hewlett-Packard Company.



      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as

Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the

Board and Chief Executive Officer of Raytheon Company, of which he remains a

Director.



#     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.



      +Michael S. Scott Morton, Massachusetts Institute of Technology, 77

Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is

57. His principal occupation during the past five years has been Jay W.

Forrester Professor of Management at Sloan School of Management, Massachusetts

Institute of Technology.



      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as

Chairman of the Board, President, Chief Executive Officer and Trustee of the

Trust. He is 52. His principal occupation is Chairman of the Board, President,

Chief Executive Officer and Director of State Street Research & Management

Company. During the past five years he also served as President and Chief

Executive Officer of New England Investment Companies and as Chief Investment

Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief

Executive Officer and Director of State Street Research Investment Services,

Inc.







* or +  See footnotes on page 21

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as

Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to

1987.



































































*     These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.



+     Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates:  MetLife - State Street

      Equity Trust, MetLife - State Street Financial Trust, MetLife - State

      Street Income Trust, MetLife - State Street Money Market Trust, MetLife

      - State Street Tax-Exempt Trust, State Street Capital Trust, State

      Street Exchange Trust, State Street Growth Trust, State Street Master

      Investment Trust, State Street Research Securities Trust, MetLife

      Portfolios, Inc. and Metropolitan Series Fund, Inc.

      As of October 31, 1994, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:



                  Shareholder                     % (tentative)



Class A           James E. Anthony                   5.1

                  Merrill Lynch                     24.3

Class B           Merrill Lynch                     50.6

Class C           George F. Bennett                 13.4

                  Dudley F. Wade                     7.5

                  Metropolitan Life                 45.0

                  Paul C. Cabot, Jr.                 6.7

Class D           Merrill Lynch                     36.4



      The full name and address of each of the above persons or entities are as follows:



James E. Anthony

c/o State Street Research

Shareholder Services

One Financial Center

Boston, Massachusetts 02111



Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)

One Liberty Plaza

165 Broadway

New York, New York  10080



George F. Bennett

c/o State Street Research

Shareholder Services

One Financial Center

Boston, Massachusetts 02111



Dudley F. Wade

c/o State Street Research

Shareholder Services

One Financial Center

Boston, Massachusetts 02111



Metropolitan Life Insurance Company (a)

One Madison Avenue

New York, New York  10010

Paul C. Cabot, Jr.

c/o State Street Research

Shareholder Services

One Financial Center

Boston, Massachusetts 02111

---------------



(a)   Metropolitan Life Insurance Company ("Metropolitan"), a New York

      corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.



(b)   The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.



      As of October 31, 1994, the Trustees and officers of the Fund as a group owned approximately 4.6% and 2.4%, respectively, of the Fund's outstanding Class

A and Class C shares.



      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of the Fund's shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.





                          INVESTMENT ADVISORY SERVICES



      State Street Research & Management Company, the Investment Manager, a

Delaware corporation, with offices at One Financial Center, Boston,

Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory

Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment

Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.



      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the

Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended

September 30, 1992, 1993 and 1994, the Fund's investment advisory fee prior to the assumption of fees or expenses was $90,103, $145,523 and $813,880,

respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $0, $0 and $26,269 respectively.

      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 Distribution Plan payments, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next

$70 million of average net assets and 1.5% of the remaining average net assets.

These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.



      The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and

(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The

Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.



      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services,

Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.



                      PURCHASE AND REDEMPTION OF SHARES



      Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class

D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the

Prospectus. The following supplements that information.



      Public Offering Price.  The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street

Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading.  When
a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.



      Reduced Sales Charges. For purposes of determining whether a purchase of

Class A shares qualifies for reduced sales charges, the term "person" includes:

(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue

Code; and (v) an employee benefit plan of a single employer or of affiliated employers.



      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of

$100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the

13-month period.



      An investor may include toward completion of a Letter of Intent the value

(at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person"

described herein as eligible to join with the investor in a single purchase.

Class B, Class C and Class D shares may also be included in the combination under certain circumstances.



      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.



      Investors may purchase Class A shares of the Fund or a combination of

Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described
herein as eligible to join with the investor in a single purchase. Class B,

Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.



      Class C Shares - Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors; (ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers; (iii) unit investment trusts sponsored by the Investment

Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment

Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.



      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.



      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii)

1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities,

brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.



                               NET ASSET VALUE



      The net asset values of the shares of the Fund are determined once daily as of the close of the New York Stock Exchange ("NYSE"), ordinarily 4 P.M. New

York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day,

Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day.



      The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the

Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.



      In determining the values of the portfolio assets as provided below, the

Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the

NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE.

Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.



      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.





                             PORTFOLIO TRANSACTIONS



Portfolio Turnover



      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination,

securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended September 30, 1993 and 1994 were 129.57% and 167.08%,

respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended September 30, 1994 was significantly higher than that for the previous fiscal year because of sales of portfolio securities which had reached attractive levels or to shift from one industry sector to another,

consistent with changes in the Fund's view of the economy.

Brokerage Allocation



      The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business.

Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The

Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.



      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information,

analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the

Investment Manager.



      Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services)

provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the

Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 1994, 1993 and 1992 amounted to approximately $431,000, $60,000 and $28,000 respectively. The

Investment Manager believes that the increase in brokerage commissions for the fiscal year ended September 30, 1994, compared to the prior two fiscal years is attributed to the investment of proceeds from the increased sale of Fund shares and general investment activity for a larger portfolio.

      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.



      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the

Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the

Fund.

                             CERTAIN TAX MATTERS



Federal Income Taxation of the Fund



      The Fund intends to qualify and elect to be treated each taxable year as a

"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest,

payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock,

securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options,

futures, or forward contracts on foreign currencies) or (iii) foreign currencies

(or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities

(or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).



      The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless,
for purposes only of the 30% test, the option and the security are acquired on the same date). Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.



      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the

Fund.



      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income

(not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.



Federal Income Taxation of the Fund's Investments



      Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.



      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.



      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.



Federal Income Taxation of Shareholders



      Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.



      Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.

Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.





                       DISTRIBUTION OF SHARES OF THE FUND



      State Street Capital Trust is currently comprised of the following series:

State Street Research Capital Fund, State Street Research Small Capitalization

Growth Fund and State Street Research Small Capitalization Value Fund. The

Trustees have authorized shares of the Fund to be issued in four classes: Class

A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

      The Trust has entered into a Distribution Agreement with State Street

Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The

Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor,

may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal year ended September 30, 1992, no sales charges were paid with respect to the Fund.

For the fiscal years ended September 30, 1993 and 1994, total sales charges on

Class A shares paid to the Distributor amounted to $144,385 and $392,042,

respectively. For the same periods the Distributor retained $1,314 and $18,627,

respectively, after reallowance of concessions to dealers.



      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's

Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges,

reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reduction in sales expenses,

and therefore the reduction in sales charges, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.



      On any sale of Class A shares to a single investor in the amount of

$1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold as described in the Prospectus.

Such commission also is payable to authorized securities dealers upon sales of

Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the

Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

      For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such Class B and Class D shares as follows;



                         Fiscal Year Ended September 30

                         ------------------------------

                      1994                           1993

                      ----                           ----

            Contingent     Commissions     Contingent     Commissions

             Deferred        Paid to        Deferred        Paid to

           Sales Charges     Dealers     Sales Charges      Dealers

           -------------   -----------   -------------    -----------

   Class B     $9,484    $2,308,457           $0           $63,093

   Class D    $   343      $343,572           $0            $5,207



      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the

"Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A,

Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing assistance to investors on an ongoing basis,

(2) reimbursement of direct out-of-pocket expenditures incurred by the

Distributor in connection with the distribution and marketing of shares including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.



      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii)

with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such

Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the

Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.



      During the fiscal year ended September 30, 1994, the Fund paid the

Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:



                                    Class A        Class B      Class D

                                    -------        -------      -------

Advertising                           $ 0       $      0    $        0



Printing and mailing

 of prospectuses to

 other than current

 shareholders                           0              0             0



Compensation to dealers            39,573        452,001       260,173



Compensation to sales

 personnel                              0              0             0



Interest                                0              0             0



Carrying or other

 financing charges                      0              0             0



Other expenses                          0              0             0

                                  -------       --------      --------



Total fees                        $39,573       $452,001      $260,173

                                  =======       ========      ========



      The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.



      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                       CALCULATION OF PERFORMANCE DATA



      The average annual total return ("standard total return") of the Class A,

Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February

17, 1993, when Class A and Class C designations were assigned, and March 15,

1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.



      The performance data reflects Rule 12b-1 fees and sales charges as set forth below:



               Rule 12b-1 Fees                              Sales Charges

               ---------------                              --------------

Class      Amount          Period


  A        0.25%       February 17, 1993               Maximum 4.5% sales charge reflected

                       to present



  B        1.00%       March 15, 1993 to present; fee  1- and 5-year periods reflect a 5% and a

                       will reduce performance for     2% contingent deferred sales charge,

                       periods after March 15, 1993    respectively



  C        0.00%       Since commencement of           None

                       operations to present



  D        1.00%       March 15, 1993 to present; fee  1-year period reflects a 1% contingent

                       will reduce performance for     deferred sales charge

                       periods after March 15, 1993


      All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the

Fund; see "Accrued Expenses" later in this section.



Total Return



      The average annual total returns ("standard total return") of each class of the Fund's shares were as follows:

                                            Five Years          One Year

                     Ten Years Ended           Ended              Ended

                   September 30, 1994   September 30, 1994 September 30, 1994

                   ------------------   ------------------ ------------------





Class A                  17.19%               14.69%               -2.11%

Class B                  17.63%               15.33%               -3.21%

Class C                  17.81%               15.91%                2.91%

Class D                  17.64%               15.58%                1.00%



      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:



                                P(1+T)n = ERV



Where:    P      =     a hypothetical initial payment of $1,000



          T      =     average annual total return



          n      =     number of years



          ERV    =     ending redeemable value at the end of the designated

                       period assuming a hypothetical $1,000 payment made at the

                       beginning of the designated period



     The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.



Accrued Expenses



     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account,

although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.



     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return



     The Fund may provide the above described standard total return results for

Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the effectiveness of the Fund's Registration Statement under the Investment Company Act of 1940

(March 25, 1984) and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total

Return" except the result may or may not be annualized, and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example,

the Fund's nonstandardized total returns for the six months ended September 30,

1994, without taking sales charges into account, were as follows:



     Class A           4.42%

     Class B           4.14%

     Class C           4.72%

     Class D           4.13%





                                  CUSTODIAN



     State Street Bank and Trust Company, 225 Franklin Street, Boston,

Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

State Street Bank and Trust Company is not an affiliate of the Investment

Manager or its affiliates.





                           INDEPENDENT ACCOUNTANTS



     Coopers & Lybrand L.L.P. One Post Office Square, Boston, Massachusetts

02109, serves as the Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS



           In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder

Services.



     The following financial statements are for the Fund's fiscal year ended

September 30, 1994:





45247.c4

2/3/95 10:13 am

State Street Research Capital Fund

Investment Portfolio

September 30, 1994





                              Shares                                                                   Value (Note 1)

---------------------------------------------------------------------------------------------------------------------


Common Stocks 90.4%

Basic Industries 14.7%

Chemical                      51,300   Atlantic Richfield Co.                                          $  1,539,000

4.6%                          26,300   Eastman Chemical Co.                                               1,430,062

                               5,100   Mississippi Chemical Corp.*                                           96,900

                              14,600   P.T. Tripolyta Indonesia ADS*                                        396,025

                              86,400   Praxair, Inc.                                                      2,106,000

                              45,400   Union Carbide Corp.                                                1,543,600

                                                                                                      ---------------

                                                                                                          7,111,587

                                                                                                      ---------------

Diversified 0.9%               4,000   Coltec Industries, Inc.*                                              76,000

                              25,400   Johnson Controls, Inc.                                             1,263,650

                               8,100   Thermedics, Inc.*                                                    122,512

                                                                                                      ---------------

                                                                                                          1,462,162

                                                                                                      ---------------

Electrical                    27,100   Whirlpool Corp.                                                    1,392,263

Equipment                                                                                             ---------------

0.9%



Forest                        39,400   Champion International Corp.                                       1,526,750

Product                        9,900   Georgia-Pacific Corp.                                                757,350

2.5%                          20,400   Grupo Industrial Durango S.A. de CV*                                 479,400

                              20,000   St. Laurent Paperboard, Inc.*                                        266,632

                              16,900   Weyerhaeuser Co.                                                     754,162

                                                                                                      ---------------

                                                                                                          3,784,294

                                                                                                      ---------------

Machinery                     18,900   AGCO Corp.                                                           947,363

2.9%                           2,500   CBI Industries, Inc.                                                  67,812

                              19,300   Detroit Diesel Corp.*                                                525,925

                              28,800   Elsag Bailey Process Automation N.V.*                                752,400

                              16,400   Illinois Tool Works Co.                                              701,100

                               4,000   Millipore Corp.                                                      215,000

                              36,000   Varity Corp.*                                                      1,345,500

                                                                                                      ---------------

                                                                                                          4,555,100

                                                                                                      ---------------

Metal &                       44,900   Alcan Aluminium Ltd.                                               1,184,238

Mining                        17,300   Aluminum Company of America                                        1,466,175

2.4%                          26,700   Companhia Siderurgica de Tubarao ADS*                              1,047,975

                                                                                                      ---------------

                                                                                                          3,698,388

                                                                                                      ---------------

Railroad                      42,000   Southern Pacific Rail Corp.*                                         787,500

0.5%                                                                                                  ---------------

                                        Total Basic Industries                                           22,791,294

                                                                                                      ---------------

Consumer Cyclical 30.2%

Automotive                    12,400   Danaher Corp.                                                        551,800

1.1%                          30,200   Lear Seating Corp.*                                                  554,925



    The accompanying notes are an integral part of the financial statements.



                                      4


Investment Portfolio (con't)

                             Shares                                                                  Value (Note 1)

--------------------------------------------------------------------------------------------------------------------

Automotive                    32,600   Team Rental Group, Inc. Cl. A*                                  $   383,050

(cont'd)                      30,200   TOFAS, Inc. ADS*+                                                    90,600

                               7,500   Tower Automotive, Inc.*                                              87,188

                                                                                                      ---------------

                                                                                                         1,667,563

                                                                                                      ---------------

Building                      80,300   Stimsonite Corp.*                                                   963,600

0.6%                                                                                                  ---------------



Hotel &                      132,800   Hospitality Franchise Systems, Inc.*                              4,166,600

Restaurant                    10,950   La Quinta Inns, Inc.                                                392,831

5.2%                          31,700   MGM Grand, Inc.*                                                    986,663

                              31,000   Primadonna Resorts, Inc.*                                           953,250

                              45,200   Promus Companies, Inc.*                                           1,519,850

                                                                                                      ---------------

                                                                                                         8,019,194

                                                                                                      ---------------

Investment Portfolio           7,500   Cobra Golf, Inc.*                                                   415,312

(cont'd)Recreation            27,100   Comcast U.K. Cable Partners Ltd.*                                   518,288

2.8%

                              32,200   EZ Communications, Inc.*                                            394,450

                              19,000   Gaylord Entertainment Co. C1. A                                     432,250

                              26,550   Infinity Broadcasting Corp. C1. A*                                  809,775

                              40,400   LodgeNet Entertainment Corp.*                                       343,400

                               7,700   Preferred Entertainment, Inc.*                                      161,700

                              17,250   Sodak Gaming, Inc.*                                                 323,438

                              20,000   Starsight Telecast, Inc.*                                           255,000

                              47,000   United International Holdings Inc. C1. A.*                          713,812

                                                                                                      ---------------

                                                                                                         4,367,425

                                                                                                      ---------------

Retail Trade                  60,100   Best Buy Co., Inc.*                                               2,351,412

17.6%                         28,000   Caldor Corp.*                                                       864,500

                              14,000   Cyrk, Inc.*                                                         429,625

                              24,900   Department 56, Inc.*                                                971,100

                              18,100   Dollar General Corp.                                                470,600

                              70,100   EZ Corp., Inc. C1. A*                                               876,250

                              12,400   First Alert, Inc.*                                                  477,400

                              38,700   Gap, Inc.                                                         1,272,263

                              65,400   General Nutrition Centers, Inc.*                                  1,455,150

                              10,000   Grow Biz International, Inc.*                                       152,500

                              41,400   Gymboree Corp.*                                                   1,231,650

                              24,800   Industrie Natuzzi SPA ADR                                           771,900

                              37,700   Intelligent Electronics, Inc.                                       638,544

                              46,300   Merisel, Inc.*                                                      468,787

                              34,500   Michaels Stores Inc.*                                             1,429,594

                              51,200   Micro Warehouse, Inc.*                                            1,625,600

                              17,800   Nine West Group, Inc.*                                              473,925

                             102,650   Office Depot, Inc.*                                               2,668,900

                              52,400   J.C. Penney, Inc.                                                 2,705,150

                              47,200   Petsmart, Inc.*                                                   1,793,600



    The accompanying notes are an integral part of the financial statements.



                                      5




                              Shares                                                                  Value (Note 1)

-------------------------------------------------------------------------------------------------------------------

Retail Trade                   2,400   Sam & Libby, Inc.*                                              $     3,000

(cont'd)                      38,700   Spiegel, Inc. Cl. A                                                 701,437

                              29,250   Sports & Recreation, Inc.*                                          760,500

                              52,900   Sunglass Hut International, Inc.*                                 1,996,975

                              13,300   Tandy Corp.                                                         571,900

                               8,100   Westpoint Stevens, Inc.*                                            117,450

                                                                                                      ---------------

                                                                                                        27,279,712

                                                                                                      ---------------

Textile &                     28,800   Authentic Fitness Corp.*                                            446,400

Apparel                       68,950   Men's Wearhouse, Inc.*                                            1,379,000

2.9%                          39,300   Mohawk Industries, Inc.*                                            599,325

                               4,600   Nautica Enterprises, Inc.*                                          141,708

                              51,200   Tommy Hilfiger Corp.*                                             1,990,400

                                                                                                      ---------------

                                                                                                         4,556,833

                                                                                                      ---------------

                                        Total Consumer Cyclical                                         46,854,327

                                                                                                      ---------------

Consumer Staple 12.0%

Business                      21,600   Career Horizons, Inc.*                                              351,000

Service                        3,600   Dynasty Classics Corp.*                                                 450

4.7%                           6,400   Insurance Auto Auctions, Inc.*                                      219,200

                              43,400   Microage, Inc.*                                                     542,500

                              29,400   Norrell Corp.                                                       527,362

                              59,900   Pyxis Corp.*                                                      1,467,550

                              75,600   Sonic Solutions, Inc.*                                              888,300

                              16,100   Tech Data Corp.*                                                    309,925

                               1,800   Timberline Software Corp.*                                           12,600

                              55,700   Viking Office Products, Inc.*                                     1,684,925

                              43,500   WMX Technologies, Inc.                                            1,256,063

                                                                                                      ---------------

                                                                                                         7,259,875

                                                                                                      ---------------

Drug                          26,500   Autoimmune, Inc.*                                                   132,500

0.9%                          31,600   Cephalon, Inc.*                                                     337,725

                               3,466   Healthdyne Technologies, Inc.*                                       37,693

                               3,300   Imclone Systems, Inc.*                                                5,775

                              24,200   Perceptive Biosystems, Inc.*                                        343,337

                               3,700   Pharmaceutical Marketing Services Inc.*                              37,000

                              36,200   Vertex Pharmaceuticals, Inc.*                                       515,850

                                                                                                      ---------------

                                                                                                         1,409,880

                                                                                                      ---------------

Hospital Supply               24,200   American Medical Response, Inc.*                                    608,025

5.4%                          22,100   Apogee, Inc.*                                                       381,225

                              28,000   Arbor Health Care Co.*                                              581,000

                              21,400   Coastal Healthcare Group, Inc.*                                     700,850

                              44,000   Coram Healthcare Corp.*                                             819,500

                              60,200   Coventry Corp.*                                                   1,414,700

                              18,800   FHP International Corp.*                                            549,900

                              18,200   Genesis Health Ventures, Inc.*                                      516,425



   The accompanying notes are an integral part of the financial statements.



                                      6


 Investment Portfolio (con't)

                              Shares                                                                  Value (Note 1)

--------------------------------------------------------------------------------------------------------------------

Hospital Supply               47,300   Haemonetics Corp.*                                              $   857,312

(cont'd)                       1,800   Integrated Health Services, Inc.*                                    63,900

                               1,700   Mariner Health Group, Inc.*                                          35,594

                              29,000   Medisense, Inc.*                                                    511,125

                              14,000   Sun Healthcare, Inc.*                                               306,250

                              15,500   Theratx, Inc.*                                                      270,281

                              17,100   U.S. Healthcare, Inc.                                               796,219

                               3,700   Vision Sciences Inc.*                                                24,975

                                                                                                      ---------------

                                                                                                         8,437,281

                                                                                                      ---------------

Personal Care                 21,900   Interim Services, Inc.*                                             533,813

0.8%                           7,700   Oxford Health Plans, Inc.*                                          592,900

                               8,600   Robert Half International, Inc.*                                    164,475

                                                                                                      ---------------

                                                                                                         1,291,188

                                                                                                      ---------------

Printing &                    22,000   American Publishing Co. Cl. A*                                      269,500

Publishing                                                                                            ---------------

0.2%                                   Total Consumer Staple                                            18,667,724

                                                                                                      ---------------



Energy 2.3%

Oil                            5,700   Anadarko Petroleum Corp.                                            255,075

2.1%                          39,400   Noble Affiliates, Inc.                                            1,053,950

                              48,900   Occidental Petroleum Corp.                                        1,026,900

                             138,900   Ranger Oil Ltd.                                                     868,125

                                                                                                      ---------------

                                                                                                         3,204,050

                                                                                                      ---------------

Oil Service                   77,000   Global Marine, Inc.*                                                327,250

0.2%                                                                                                  ---------------

                                        Total Energy                                                     3,531,300

                                                                                                      ---------------

Finance 0.5%

Financial Service             36,000   Foot Hill Group, Inc.                                               535,500

0.4%                           8,533   Mercury Finance Co.                                                 123,728

                                                                                                      ---------------

                                       659,228

                                                                                                      ---------------

Insurance                     10,000   American Eagle Group, Inc.                                          113,750

0.1%                                                                                                  ---------------

                                        Total Finance                                                      772,978

                                                                                                      ---------------

Science & Technology 25.1%

Computer                      12,500   Affiliated Computer Services, Inc. Cl. A*                           249,219

Software                      52,600   BMC Software, Inc.*                                               2,367,000

& Service                     87,900   Borland International, Inc.*                                        972,394

12.2%                         37,600   Centigram Communications Corp.*                                     620,400

                              56,600   Computervision Corp.*                                               176,875

                              36,000   DSP Group, Inc.*                                                    798,750

                             150,000   Geoworks*                                                         1,162,500

                              80,600   Informix Corp.*                                                   2,236,650

                              10,100   Integrated Silicon Systems, Inc.*                                   291,637



    The accompanying notes are an integral part of the financial statements.



                                      7




                              Shares                                                                  Value (Note 1)

-------------------------------------------------------------------------------------------------------------------

Computer                      26,100   Intuit, Inc.*                                                   $  1,141,875

Software                      86,100   Lotus Development Corp.*                                           3,164,175

& Service                     25,000   Mattson Technologies, Inc.*                                          425,000

(cont'd)                      17,600   Oracle Systems Corp.*                                                756,800

                              33,200   Synopsys, Inc.*                                                    1,502,300

                              36,000   Wave Systems Corp.*                                                  180,000

                              88,300   Western Digital Corp.*                                             1,313,462

                              14,000   Wonderware Corp.*                                                    297,500

                              23,800   Xilinx, Inc.*                                                      1,190,000

                                                                                                      ---------------

                                                                                                         18,846,537

                                                                                                      ---------------

 Electronic                   72,000   Analog Devices Inc.*                                               2,376,000

9.8%                          45,600   Applied Materials, Inc.*                                           2,131,800

                              20,400   Cirrus Logic, Inc.*                                                  571,200

                               3,700   Electroglas, Inc.*                                                   184,075

                              57,000   Flextronics International Ltd.*                                      833,625

                               6,500   Hewlett-Packard Co.                                                  567,938

                              22,100   Lam Research Corp.*                                                  889,525

                              73,000   LSI Logic Corp.*                                                   2,728,375

                              26,300   Motorola, Inc.                                                     1,387,325

                              11,600   Novellus Systems, Inc.*                                              548,100

                               2,400   O'Sullivan Industries Holdings, Inc.*                                 28,800

                              48,300   Sanmina Holdings, Inc.*                                            1,171,275

                              89,100   Telxon Corp.                                                       1,225,125

                               1,200   Vicor Corp.*                                                          30,900

                              47,900   VLSI Technology, Inc.*                                               526,900

                                                                                                      ---------------

                                                                                                         15,200,963

                                                                                                      ---------------

Office                        47,200   Compaq Computer Corp.*                                             1,539,900

Equipment                     48,200   Gateway 2000, Inc.*                                                  897,725

3.1%                          27,300   Hutchinson Technology, Inc.*                                         750,750

                                 600   Precision Systems, Inc.*                                               1,575

                              55,500   Seagate Technology*                                                1,332,000

                              14,500   Xpedite Systems, Inc.*                                               319,000

                                                                                                      ---------------

                                                                                                          4,840,950

                                                                                                      ---------------

                                        Total Science & Technology                                       38,888,450

                                                                                                      ---------------

Utility 5.6%

Natural Gas                  107,700   Nova Corp. of Alberta                                              1,184,700

0.8%                           3,200   Seagull Energy Corp.*                                                 74,800

                                                                                                      ---------------

                                                                                                          1,259,500

                                                                                                      ---------------

Telephone                      7,500   A-Plus Communications, Inc.*                                          97,969

4.8%                          50,000   Active Voice Corp.*                                                1,056,250

                              35,000   Applied Signal Technology, Inc.*                                     170,625

                              27,800   Cidco, Inc.*                                                         734,962

                               4,500   Grupo Iusacell S.A. de C.V. Series D ADR*                            128,250



The accompanying notes are an integral part of the financial statements.



                                      8


Investment Portfolio (con't)

                              Shares                                                                  Value (Note 1)

-------------------------------------------------------------------------------------------------------------------

Telephone                     10,500   Grupo Iusacell S.A. de C.V. Series L ADR*                       $    312,375

(cont'd)                      33,150   IDB Communications Group, Inc.*                                      298,350

                              32,600   Intermedia Communication of Florida*                                 395,275

                               4,700   MFS Communications, Inc.*                                            160,975

                              31,900   Newbridge Networks Corp.*                                          1,020,800

                              43,000   Nokia Corp. ADS                                                    2,515,500

                               5,300   Pittencrieff Communications, Inc.*                                    60,950

                              12,300   Vodafone Group PLC ADR                                               385,913

                                                                                                      ---------------

                                                                                                          7,338,194

                                                                                                      ---------------

                                        Total Utility                                                     8,597,694

                                                                                                      ---------------

                                        Total Common Stocks (Cost $129,142,704)                         140,103,767

                                                                                                      ---------------






        Principal Amount                                                          Maturity Date

------------------------------------------------------------------------------------------------------------------


Commercial Paper 9.4%

              $4,917,000    American Express Credit Corp., 4.00%                     10/03/1994          4,917,000

                 114,000    American Express Credit Corp., 4.85%                     10/05/1994            114,000

               5,010,000    Chevron Oil Finance Co., 4.60%                           10/05/1994          5,010,000

                 332,000    Ford Motor Credit Co., 4.83%                             10/05/1994            332,000

               4,259,000    General Electric Capital Corp., 4.70%                    10/11/1994          4,259,000

                                                                                                      -------------

                             Total Commercial Paper (Cost $14,632,000)                                  14,632,000

                                                                                                      -------------

                            Total Investments (Cost $143,774,704)--99.8%                               154,735,767

                            Cash and Other Assets, Less Liabilities--0.2%                                  260,196

                                                                                                      -------------

                            Net Assets--100.0%                                                        $154,995,963

                                                                                                      =============

                            Federal Income Tax Information:

                            At September 30, 1994, the net unrealized

                            appreciation of investments based on

                            cost for Federal income tax purposes

                            of $143,966,402 was as follows:

                            Aggregate gross unrealized appreciation

                            for all investments in which there is an

                            excess of value over tax cost                                             $ 17,038,740

                            Aggregate gross unrealized depreciation

                            for all investments in which there is an

                            excess of tax cost over value                                               (6,269,375)

                                                                                                      -------------

                                                                                                      $ 10,769,365

                                                                                                      =============


* Nonincome-producing securities

  ADS and ADR stand for American Depositary Share and American Depositary

  Receipt, representing ownership of foreign securities.



+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule

  144A securities owned at September 30, 1994 were $249,150 and $90,600

  (0.06% of net assets), respectively.



    The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

Statement of Assets and Liabilities

September 30, 1994



--------------------------------------------------------------------------------------------------


Assets          Investments, at value (Cost $143,774,704) (Note 1)                    $154,735,767

                Cash                                                                           163

                Receivable for securities sold                                          14,094,530

                Receivable for fund shares sold                                          1,675,373

                Dividends and interest receivable                                           74,151

                Receivable from Distributor (Note 3)                                         1,387

                Other assets                                                                13,839

                                                                                    -------------

                                                                                       170,595,210

Liabilities     Payable for securities purchased                      $15,143,057

                Payable for fund shares redeemed                          209,484

                Accrued distribution fee (Note 5)                          94,643

                Accrued management fee (Note 2)                            91,292

                Accrued transfer agent and shareholder services            16,536

                Accrued trustees' fees (Note 2)                             3,933

                Other accrued expenses                                     40,302       15,599,247

                                                                       ----------   -------------

Net Assets                                                                            $154,995,963

                                                                                    =============

                Net Assets consist of:

                Unrealized appreciation of investments                                 $10,961,063

                Accumulated net realized gain                                              474,945

                Shares of beneficial interest (Note 5)                                 143,559,955

                                                                                    -------------

                                                                                      $154,995,963

                                                                                    =============



                Net Asset Value and redemption price per share of Class A shares

                ($19,891,384 / 2,004,967 shares of beneficial interest)                     $ 9.92

                                                                                            ======

                Maximum Offering Price per share of Class A shares ($9.92 / .955)           $10.39

                                                                                            ======

                Net Asset Value and offering price per share of Class B shares

                ($73,353,959 / 7,469,622 shares of beneficial interest)*                    $ 9.82

                                                                                            ======

                Net Asset Value, offering price and redemption price per share of

                Class C shares ($23,967,362 / 2,400,252 shares of beneficial

                interest)                                                                   $ 9.99

                                                                                            ======

                Net Asset Value and offering price per share of Class D shares

                ($37,783,258 / 3,842,567 shares of beneficial interest)*                    $ 9.83

                                                                                            ======

--------------------------------------------------------------------------------------------------


*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.



    The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

Statement of Operations

For the year ended September 30, 1994





------------------------------------------------------------------------------------------------


Investment      Dividends, net of foreign taxes of $3,366                            $   515,822

Income          Interest                                                                 434,694

                                                                                     -----------

                                                                                         950,516



Expenses        Management fee (Note 2)                                $  813,880

                Transfer agent and shareholder services                   140,830

                Custodian fee                                             121,561

                Registration fees                                         120,547

                Reports to shareholders                                    40,461

                Distribution fee--Class A (Note 5)                         39,573

                Distribution fee--Class B (Note 5)                        452,001

                Distribution fee--Class D (Note 5)                        260,173

                Legal fees                                                 22,058

                Trustees' fees (Note 2)                                    15,427

                Audit fee                                                  14,143

                Miscellaneous                                               7,028

                                                                         --------

                                                                        2,047,682

                Expenses borne by the Distributor (Note 3)                (26,269)     2,021,413

                                                                         --------   ------------

                Net investment loss                                                   (1,070,897)

                                                                                    ------------



Realized and    Net realized gain on investments (Notes 1 and 4)                       1,127,123

Unrealized      Net unrealized appreciation of investments                             3,083,463

Gain on                                                                             ------------

Investments     Net gain on investments                                                4,210,586

                                                                                    ------------

                Net increase in net assets resulting from operations                 $ 3,139,689

                                                                                    ============




    The accompanying notes are an integral part of the financial statements.



State Street Research Capital Fund                                    Year ended September 30

Statement of Changes in Net Assets                                  ---------------------------

                                                                        1994           1993

-----------------------------------------------------------------------------------------------


Increase          Operations:

(Decrease)        Net investment loss                              $ (1,070,897)   $  (284,377)

in Net Assets     Net realized gain on investments*                   1,127,123      3,300,645

                  Net unrealized appreciation of investments          3,083,463      6,225,135

                                                                     -----------   ------------

                  Net increase resulting from operations              3,139,689      9,241,403

                                                                     -----------   ------------

                  Distributions from net realized gains:

                  Class A                                              (575,640)         --

                  Class B                                            (1,273,467)         --

                  Class C                                            (1,330,595)    (1,966,072)

                  Class D                                              (477,827)         --

                                                                     -----------   ------------

                                                                     (3,657,529)    (1,966,072)

                                                                     -----------   ------------

                  Net increase from fund share transactions         108,866,368     27,718,411

                  (Note 6)

                                                                     -----------   ------------

                  Total increase in net assets                      108,348,528     34,993,742



Net Assets        Beginning of year                                  46,647,435     11,653,693

                                                                     -----------   ------------

                  End of year                                      $154,995,963    $46,647,435

                                                                     ===========   ============



                  *Net realized gain for Federal income tax

                  purposes (Note 1)                                 $  1,269,665    $ 3,337,233

                                                                     ===========   ============


State Street Research Capital Fund

Notes to Financial Statements

September 30, 1994



Note 1



State Street Research Capital Fund (the "Fund"), is a series of State Street

Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open- end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a

Massachusetts corporation. The Trust consists presently of two separate funds: State Street Research Capital Fund and State Street Research Small

Capitalization Growth Fund.



The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to

0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares.

Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase.

Class D shares also pay annual distribution and service fees of 1.00%. The

Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.



The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.



A. Investment in Securities



Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange.

Over-the-counter securities quoted on the National Association of Securities

Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed),

and dividends declared but not received are accrued on the ex-dividend date.

Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.



B. Federal Income Taxes



No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.



C. Dividends



Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 1994, the Fund has designated as long-term 65% of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.



Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an

indirect wholly-owned subsidiary of Metropolitan Life Insurance Company

("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $15,427 during the year ended September 30, 1994.



Note 3

State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of

Metropolitan, and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund.

During the year ended September 30, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $26,269.



Note 4

For the year ended September 30, 1994, exclusive of short-term investments and U.S. Govern- ment obligations, purchases and sales of securities aggregated $257,198,639 and $158,564,881, respectively.



Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the

"Plan") under the Investment Company Act of 1940. Under the Plan, the Fund

pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the

Fund pays annual distribution fees of 0.75% of average daily net assets for

Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1994, fees pursuant to such plan amounted to $39,573, $452,001 and $260,173 for Class A, Class B

and Class D, respectively.



The Fund has been informed that the Distributor and MetLife Securities, Inc.,

a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $18,627 and $7,733, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1994, and that MetLife

Securities, Inc. earned commissions aggregating $16,607 and $1,448 on sales of Class B and Class D shares, respectively, and that the Distributor collected contingent deferred sales charges aggregating $9,484 and $343 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1994,

Metropolitan held of record 1,080,373 Class C shares of the Fund.



Share transactions were as follows:



                                                                         February 17, 1993

                                                                          (Commencement of

                                                                            Share Class

                                                  Year ended               Designations)

                                              September 30, 1994       to September 30, 1993

                                            ----------------------   ------------------------

Class A                                     Shares       Amount       Shares        Amount

----------------------------------------    --------    ----------    --------   ------------


Shares sold                                1,741,014   $16,876,522     712,751    $ 6,645,117

Issued upon reinvestment of                   45,553       443,337        --

distribution from net realized gains                                                     --

Shares repurchased                          (477,056)   (4,581,945)    (17,295)      (145,197)

                                            --------    ----------    --------   ------------

Net increase                               1,309,511   $12,737,914     695,456    $ 6,499,920

                                            ========    ==========    ========   ============

                                                                           March 15, 1993

                                                                          (Commencement of

                                                                            Share Class

                                                                           Designations)

                                                                       to September 30, 1993

                                                                     ------------------------

Class B                                      Shares       Amount       Shares        Amount

----------------------------------------    --------    ----------    --------   ------------

Shares sold                                6,253,883   $59,862,105   1,551,074    $14,509,248

Issued upon reinvestment of                   56,834       551,032        --

distribution from net realized gains                                                     --

Shares repurchased                          (384,236)   (3,668,935)     (7,933)       (81,777)

                                            --------    ----------    --------   ------------

Net increase                               5,926,481   $56,744,202   1,543,141    $14,427,471

                                            ========    ==========    ========   ============

                                                                             Year ended

                                                                         September 30, 1993

                                                                     ------------------------

Class C                                      Shares       Amount       Shares        Amount

----------------------------------------    --------    ----------    --------   ------------

Shares sold                                  601,695   $ 6,274,545      49,561    $   489,061

Issued upon reinvestment of                  131,398     1,284,834     243,939

distributions from net realized gains                                               1,790,512

Shares repurchased                           (87,138)     (849,817)     (2,364)       (22,546)

                                            --------    ----------    --------   ------------

Net increase                                 645,955   $ 6,709,562     291,136    $ 2,257,027

                                            ========    ==========    ========   ============

                                                                           March 15, 1993

                                                                          (Commencement of

                                                                            Share Class

                                                                           Designations)

                                                                       to September 30, 1993

                                                                     ------------------------

Class D                                      Shares       Amount       Shares        Amount

----------------------------------------    --------    ----------    --------   ------------

Shares sold                                3,746,426   $36,243,191     486,678    $ 4,576,434

Issued upon reinvestment of                   22,846       220,144        --

distribution from net realized gains                                                     --

Shares repurchased                          (408,826)   (3,788,645)     (4,557)       (42,441)

                                            --------    ----------    --------   ------------

Net increase                               3,360,446   $32,674,690     482,121    $ 4,533,993

                                            ========    ==========    ========   ============


State Street Research Capital Fund

Financial Highlights

For a share outstanding throughout each year:



                                                                         Class A                           Class B

                                                             ------------------------------    --------------------------------

                                                                  Year ended                       Year ended

                                                              September 30, 1994     1993*     September 30, 1994      1993**


Net asset value, beginning of year                                 $ 10.43          $  8.03          $ 10.40          $   8.68

Net investment loss***                                                (.04)            (.03)            (.08)             (.04)

Net realized and unrealized gain on investments                        .28             2.43              .25              1.76

Distributions from net realized gains                                 (.75)            --               (.75)            --

                                                             -------------------     -------   -------------------   ---------

Net asset value, end of year                                       $  9.92          $ 10.43          $  9.82          $  10.40

                                                             ===================     =======   ===================   =========

Total return                                                          2.51%+          24.61%+++         1.79%+           19.82%+++

Net assets at end of year (000s)                                   $19,891          $ 7,251          $73,354           $16,044

Ratio of expenses to average net assets***                            1.41%            2.43%++          2.16%             3.16%++



Ratio of net investment loss to average net assets***                (0.55)%          (1.43)%++        (1.28)%           (2.15)%++

Portfolio turnover rate                                             167.08%          129.57%          167.08%           129.57%

*** Reflects voluntary assumption of fees or expenses per          $   .00             --            $   .00             --

share in each year. (Note 3)


  + Annualized

  * February 17, 1993 (commencement of share class designations) to September

    30, 1993.

 ** March 15, 1993 (commencement of share class designations) to September

    30, 1993.

  + Total return figures do not reflect any front-end or contingent deferred sales charges.

 ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.



                                                        Class C                                         Class D

                               ---------------------------------------------------------    --------------------------------

                                                Year ended September 30

                               ---------------------------------------------------------        Year ended

                                 1994       1993          1992      1991          1990    September 30, 1994     1993**


Net asset value,

beginning of year               $10.46      $ 7.96        $7.74    $5.03          $6.72         $10.39            $ 8.68

Net investment loss***            (.03)       (.06)        (.06)    (.08)          (.03)          (.09)             (.04)

Net realized and

unrealized gain (loss) on

investments                        .31        3.90          .63     2.79          (1.31)           .28              1.75

Distributions from net

realized gains                    (.75)      (1.34)        (.35)      --           (.35)          (.75)              --

                               --------    --------    --------    --------    ----------   -------------------   ---------

Net asset value, end of year    $ 9.99      $10.46        $7.96    $7.74          $5.03         $ 9.83            $10.39

                               ========    ========    ========    ========    ==========   ===================   =========

Total return                      2.91%+     55.46%+       7.34%+   53.88%+      (20.81)%+        2.00%+           19.70%+++

Net assets at end of year       $23,967    $18,342      $11,654   $10,939        $7,440         $37,783           $5,011

Ratio of expenses to

average net assets***             1.16%     2.11%        1.54%      1.88%         1.93%           2.16%            3.16%++

Ratio of net investment

loss to average net assets***    (0.32)%     (1.30)%      (0.86)%   (1.14)%       (0.54)%        (1.28)%           (2.16)%++

Portfolio turnover rate         167.08%     129.57%      124.94%   219.62%       259.27%        167.08%           129.57%

*** Reflects voluntary

assumption of fees or

expenses per share in each

year. (Note 3)                    $.00         --           --       --           --                $.00              --




  ++ Annualized

 ** March 15, 1993 (commencement of share class designations) to September

30, 1993.

  + Total return figures do not reflect any front-end or contingent deferred sales charges.

 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants



To the Trustees of State Street Capital Trust and

Shareholders of State Street Research Capital Fund:



We have audited the accompanying statement of assets and liabilities of State

Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1994, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Class C,

for the year then ended and the period February 17, 1993 (commencement of share class designations) to September 30, 1993 for Class A, and for the year then ended and the period March 15, 1993 (commencement of share class designations) to September 30, 1993 for Class B and Class D, respectively.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

State Street Research Capital Fund as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class C, for the year then ended and the period February 17, 1993 (commencement of share class designations) to September 30, 1993 for Class A, and for the year then ended and the period March 15, 1993 (commencement of share class designations) to

September 30, 1993 for Class B and Class D, respectively, in conformity with generally accepted accounting principles.



                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 4, 1994

Management's Discussion of Fund Performance



Capital Fund's performance suffered from a weak stock market, the result of inflation fears, higher rates and the weakening dollar. For the 12 months ended September 30, 1994, the Fund did outperform the Lipper average for capital appreciation funds.



The stock market correction provided investment opportunities for the Fund,

allowing increased positions in attractive stocks at lower prices. Examples include hospital supply stocks, particularly those that might benefit from indus- try consolidation, and specialty retail stocks, which were hard hit in the market correction.



The Fund also added stocks of selected paper products, chemicals, and metals companies that might benefit from higher industrial raw materials prices and inflationary fears. Technology stocks represented 25% of the portfolio,

reflecting the belief that networking, hardware and software companies were attractive.



Comparison Of Change In Value Of A $10,000 Investment In Capital Fund And The

S&P 500



-------------------------------------------------------------------------------

(Plot Points for Performance Charts)



Comparison Of Change In Value Of A $10,000 Investment In

Capital Fund And The S&P 500



Class A Shares



Average Annual Total Return

1 Year  5 Year  10 Year

-2.11%  +14.69% +17.19%



9/84    9550    10000

9/85    10616   11450

9/86    14300   15084

9/87    20397   21633

9/88    17550   18953

9/89    23504   25198

9/90    18612   22870

9/91    28640   29980

9/92    30741   33290

9/93    47654   37808

9/94    48850   38992





Class B Shares



Average Annual Total Return

1 Year  5 Year  10 Year

3.21%  +15.33% +17.63%



9/84    10000   10000

9/85    11117   11450

9/86    14974   15084

9/87    21359   21633

9/88    18377   18953

9/89    24612   25198

9/90    19490   22870

9/91    29990   29980

9/92    32190   33290

9/93    49814   37608

9/94    50706   38992





Class C Shares



Average Annual Total Return

1 Year  5 Year  10 Year

+2.91%  +15.91% +17.81%



9/84    10000   10000

9/85    11117   11450

9/86    14974   15084

9/87    21359   21633

9/88    18377   18953

9/89    24612   25198

9/90    19490   22870

9/91    29990   29980

9/92    32190   33290

9/93    50044   37608

9/94    51501   38992





Class D Shares



Average Annual Total Return

1 Year  5 Year  10 Year

+1.00%  +15.58% +17.64%



9/84    10000   10000

9/85    11117   11450

9/86    14974   15084

9/87    21359   21633

9/88    18377   18953

9/89    24612   25198

9/90    19490   22870

9/91    29990   29980

9/92    32190   33290

9/93    49766   37608

9/94    50761   38992



(End Plot Points)

------------------------------------------------------------------------------





All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Although Capital Fund was established as a personal holding company in October 1967, performance results cover the period since the Fund commenced operations as a registered investment company on March 25, 1984. Shares of the Fund were first publicly available in 1987,

to institutions and existing shareholders only. The fund commenced a continuous offering to the general public on February 17, 1993. During the period that shares of the Fund were not offered to the public, the Fund was not subject to the cash inflows and higher level of redemptions or expenses that could occur when shares are continuously offered to the public.

Shares of the Fund had no class designations until February 17, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. Performance prior to February 17, 1993, does not reflect annual 12b-1 fees of .25%, which will reduce subsequent performance. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively.

"C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the

1-year period reflects a 1% contingent deferred sales charge. Performance for

"B" and "D" shares prior to March 15, 1993, does not reflect annual 12b-1 fees of 1%, which will reduce subsequent performance.

                    Supplement No. 1 dated October 5, 1995



                                       to



          Statement of Additional Information dated February 1, 1995 for



            STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND



               a series of STATE STREET RESEARCH CAPITAL TRUST





      The following paragraphs are added under the caption "Trustees and

Officers" in the Statement of Additional Information:



           "*+Francis J. McNamara, III, One Financial Center,

      Boston, MA 02111, has served as Secretary and General

      Counsel of the Trust since May 1995. He is 40. His principal occupation is Senior Vice President and General Counsel of

      State Street Research & Management Company. During the past ive years has also served as Senior Vice President, General

      Counsel and Assistant Secretary of The Boston Company Inc.,

      Boston Safe Deposit and Trust Company and The Boston Company

      Advisors, Inc. Mr. McNamara's other principal business

      affiliations include Senior Vice President, Clerk and

      General Counsel of State Street Research Investment

      Services, Inc.; Secretary and General Counsel of SSRM

      Holdings, Inc.; and Director, Clerk and General Counsel of

      State Street Research Energy, Inc.



            +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset,

      NY 11791, serves as Trustee of the Trust. He is 68. He is

      engaged principally in private investments and civic affairs,

      and is an author of business history. Previously, he was with

      Morgan Guaranty Trust Company of New York.



            +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco,

      CA 94118, serves as Trustee of the Trust. He is 57. His

      principal occupations during the past five years have been

      President of The Glen Ellen Company, a private investment

      company, and Vice President of Founders Investments Ltd.



      The fourth paragraph under the caption "Trustees and Officers" in the

Statement of Additional Information is deleted in its entirety."



CONTROL NUMBER: 2670-951010(1196)SSR-LD                       SCG-340E-1095

             STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND

                                   a Series of

                           STATE STREET CAPITAL TRUST



                       STATEMENT OF ADDITIONAL INFORMATION



                                February 1, 1995



                                TABLE OF CONTENTS



                                                                            Page



ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS............................   2



ADDITIONAL INFORMATION CONCERNING

CERTAIN INVESTMENT TECHNIQUES..............................................   5



DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS............................  13



RATING CATEGORIES OF DEBT SECURITIES.......................................  17



TRUSTEES AND OFFICERS......................................................  19



INVESTMENT ADVISORY SERVICES..............................................   22



PURCHASE AND REDEMPTION OF SHARES.........................................   23



NET ASSET VALUE...........................................................   25



PORTFOLIO TRANSACTIONS....................................................   26



CERTAIN TAX MATTERS.......................................................   28



DISTRIBUTION OF SHARES OF THE FUND........................................   30



CALCULATION OF PERFORMANCE DATA...........................................   34



CUSTODIAN..................................................................  36



INDEPENDENT ACCOUNTANTS....................................................  37



FINANCIAL STATEMENTS.......................................................  37





      The following Statement of Additional Information is not a Prospectus. It

should be read in conjunction with the Prospectus of State Street Research Small

Capitalization Growth Fund (the "Fund") dated February 1, 1995, which may be obtained without charge from the offices of State Street Capital Trust (the

"Trust") or State Street Research Investment Services, Inc. (the "Distributor"),

One Financial Center, Boston, Massachusetts 02111-2690.



CONTROL NUMBER:  1285N - 950210(0396)SSR-LD     SCG-879D-295







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               ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS



      As set forth in part under "The Fund's Investments" and "Limiting

Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.



      All of the Fund's fundamental investment restrictions are set forth below.

These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of

67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:



        (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the

            U.S. Government or its agencies or instrumentalities or

            mixed-ownership Government corporations) if such purchase would,

            with respect to 75% of the Fund's total assets, cause more than 5%

            of the Fund's total assets to be invested in the securities of such issuer, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;



        (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;



        (3) not to issue senior securities;



        (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;



        (5) not to purchase or sell fee simple interests in real estate,

            although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;



        (6) not to invest in commodities or commodity contracts in excess of

            10% of the Fund's total assets, except that investments in currencies, futures contracts and

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            options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;



        (7) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);



        (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b)

            oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or

            instrumentalities (including repurchase agreements involving such

            U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded]; and



        (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25%

            of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.



      The following nonfundamental investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:



        (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities,

            excluding restricted securities eligible for resale pursuant to Rule

            144A or Regulation S under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days [subject to such higher percentage limits or other modifications as may be allowed or required under applicable regulatory policies in the future].



        (2) not to invest more than 5% of its total assets in securities of issuers including predecessors with less than three years continuous operations, except securities guaranteed or backed by an affiliate of the issuer with three years of







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            continuous operations or securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, provided that the Fund may invest up to 10% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A or Regulation S as noted above) do not exceed

            10% of the Fund's total assets;



        (3) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;



        (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales

            "against the box" [as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time];



        (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward

            commitments, and related escrow or custodian receipts or letters,

            margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);



        (6) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting securities of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets and may purchase securities issued by another investment company to the extent otherwise permitted by law and regulatory authorities;



        (7) not to purchase or retain any security of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;



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        (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);



        (9) not to invest in warrants more than 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and



       (10) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.





                        ADDITIONAL INFORMATION CONCERNING

                          CERTAIN INVESTMENT TECHNIQUES



      Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected by the Investment Manager to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore,

possess the risks of both futures and securities investments.



Futures Contracts



      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies or an index of securities, at a future time at a specified price. A contract to buy establishes a "long"

position while a contract to sell establishes a "short" position.



      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The

Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.



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      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen,

that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.



      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.



      Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.



Options on Securities



      The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.



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      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.



      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration.

This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk,

i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.



      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.



Options on Securities Indices



      The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.



      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different.

Instead of giving the right to make delivery of a security at a specified price,

a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.



      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face



                                       7

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value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.



Options on Futures Contracts



      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.



Options Strategy



      A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in"

the selling price of the underlying securities or securities indices -or (b) the writing of a call on securities or securities indices held by the Fund --

thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however,

if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.



      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.



      The Fund may write options in connection with buy-and-write transactions;

that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction,

the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.



      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.



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Limitations and Risks of Options and Futures Activity



      The Fund will generally engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future and, subject to the limitations described below, to enhance return). The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's total assets.



      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.



      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.



      The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the

Fund will invest only in options and futures that are issued by the Options

Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange.

Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the

Investment Manager.



Foreign Investments



      To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks



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associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.



      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars.

As a result, the net asset value of the Fund's shares may fluctuate with U.S.

dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets.

Conversely, a decrease in the  value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.



Currency Transactions



      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.



Repurchase Agreements



      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon





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date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party,

including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the

Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10%

of the Fund's total assets.



Reverse Repurchase Agreements



      The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of,

the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.



      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.



When-Issued Securities



      The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.



Rule 144A Securities



      Subject to the limitation on illiquid and restricted securities noted

above, the Fund may buy or sell restricted securities in accordance with Rule

144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may

be resold pursuant to Rule 144A under





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certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such

Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the

Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.



Indexed Securities



      The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.



Swap Arrangements



      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices,

including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the

Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more)

currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.



      Most swaps entered into by the Fund will be on a net basis; for example,

in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the

Fund's accrued obligations over the accrued obligations of the other party,

while for swaps on other than a
net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.



      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio.

However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the

Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.



Securities Lending



      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S.

Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. The

Investment Manager will continuously monitor the value of the collateral to ensure that it at all times remains equal to at least 100% of the current market value of the loaned securities plus accrued interest, marking the collateral to market daily.



Other Investment Limitations



      Pursuant to the policies of certain state securities authorities, the Fund will not invest in real estate limited partnerships, oil, gas or mineral development limited partnerships, or in oil, gas or mineral leases for so long as Fund shares are required to be registered for sale in the relevant state.





               DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS



      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the

Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than
adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.



      U.S. Government and Related Securities.  U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the

U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein.  The U.S.

Government securities in which the Fund invests include, among others:



      o     direct obligations of the U.S. Treasury, i.e., U.S.

            Treasury bills, notes, certificates and bonds;



      o     obligations of U.S. Government agencies or

            instrumentalities such as the Federal Home Loan Banks, the

            Farmers Home Administration, the Federal Farm Credit Banks, the

            Federal National Mortgage Association, the Government National

            Mortgage Association and the Federal Home Loan Mortgage

            Corporation; and



      o     obligations of mixed-ownership Government corporations

            such as Resolution Funding Corporation.



      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do

so. Obligations such as those of the Federal Home Loan Banks, the Farmers Home

Administration, the Federal Farm Credit Banks, the Federal National Mortgage

Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury,

and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.



      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of

Registered Interest and Principal of Securities

("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are

similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.



      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain

U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names,

including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts"

("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may

not be deemed U.S. Government securities.



      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities,

such as Government trust certificates.



      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import,

export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"),

including any foreign branch thereof, a U.S. branch or agency of a foreign bank,

a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.



      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities.  They are chartered and regulated either federally or under state law.  U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia.  U.S.

branches
of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance.  Unlike U.S.

branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance.  Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.



      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e.,

short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.



      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by

Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing.

Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)



      The rating Prime is the highest commercial paper rating assigned by

Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated

Prime-1, Prime-2 or Prime-3.

                      RATING CATEGORIES OF DEBT SECURITIES



      Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:



      AAA:  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.



      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



      A: Debt rated A has a strong capacity to pay interest and repay principal,

although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



      Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.



      Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:



      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as

"gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in

Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



      Baa: Bonds which are rated Baa are considered as medium grade obligations,

i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



      1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.



      In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                             TRUSTEES AND OFFICERS



      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment

Manager are set forth below.



      *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice

President of the Trust. His principal occupation is Executive Vice President and

Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and Vice President of State

Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

and Gefinor Securities S.A.



      *Charles S. Glovsky, One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.



      *+Constantine Hutchins, Jr., One Financial Center, Boston, MA 02111,

serves as Secretary and General Counsel of the Trust. His principal occupation during the past five years has been Senior Vice President, Secretary and General

Counsel of State Street Research & Management Company. Mr. Hutchins's other principal business affiliations include Senior Vice President, Clerk and General

Counsel, State Street Research Investment Services, Inc.



      *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. His principal occupation is currently, and during the past five years has been Senior Vice President of State Street Research &

Management Company.



      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA

02109, serves as Trustee of the Trust. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.



      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as

Treasurer of the Trust. His principal occupation is Executive Vice President,

Treasurer and Director of State Street Research & Management Company. During the

past five years he has also served as Executive Vice President and Chief

Financial Officer of New England Investment Companies and as Senior Vice

President and Vice President of New England Mutual Life Insurance Company. Mr.

Maus's other principal business affiliations include Treasurer, Chief Financial

Officer and Director of State Street Research Investment Services, Inc.



------------------------

* or +     See footnotes on page 20.

      *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as

Vice President of the Trust. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.



      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as

Trustee of the Trust. He is retired, having served during the past five years,

until October 1992, as Executive Vice President, Chief Operating

Officer and Director of Hewlett-Packard Company.



      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as

Trustee of the Trust. He is retired and was formerly Chairman of the Board and

Chief Executive Officer of Raytheon Company, of which he remains a Director.



      +Michael S. Scott Morton, Massachusetts Institute of Technology, 77

Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust.

His principal occupation during the past five years has been Jay W. Forrester

Professor of Management at Sloan School of Management, Massachusetts

Institute of Technology.



      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as

Chairman of the Board, President, Chief Executive Officer and Trustee of the

Trust. His principal occupation is Chairman of the Board, President, Chief

Executive Officer and Director of State Street Research & Management Company.

During the past five years he also served as President and Chief Executive

Officer of New England Investment Companies and as Chief Investment Officer and

Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief

Executive Officer and Director of State Street Research Investment Services,

Inc.



      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as

Trustee of the Trust. He is retired and was formerly Of Counsel for the law firm

Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.



------------------------



*     These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.



+     Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates:  MetLife - State Street

      Equity Trust, MetLife - State Street Financial Trust, MetLife - State

      Street Income Trust, MetLife - State Street Money Market Trust, MetLife

      - State Street Tax-Exempt Trust, State Street Capital Trust, State

      Street Exchange Trust, State Street Growth Trust, State Street Master

      Investment Trust, State Street Research Securities Trust, MetLife

      Portfolios, Inc. and Metropolitan Series Fund, Inc.

      As of October 31, 1994, the Trustees and officers of the Trust as a group owned approximately 1.9% of the outstanding Class A shares of the Fund.



      As of October 31, 1994, the following entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:



                  Shareholder                     % (tentative)

                  -----------                     -------------

Class A           Merrill Lynch                     18.1

Class B           Merrill Lynch                     29.5

Class C           United States Trust Company        5.7

                  Metropolitan Life                 14.1

                  Bank of America                   20.3

                  Boatmens Trust Company            47.1

Class D           Merrill Lynch                     32.3



      The full name and address of the above entities are as follows:



Bank of America (c)

P.O. Box 94627

Pasadena, California  91109



Boatmens Trust Company (c)

P.O. Box 14737

St. Louis, Missouri  63178



Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)

One Liberty Plaza

165 Broadway

New York, New York  10080



Metropolitan Life Insurance Company (a)

One Madison Avenue

New York, New York  10010



United States Trust Company (b)(c)

770 Broadway

New York, New York  10003



---------------



(a)   Metropolitan Life Insurance Company ("Metropolitan"), a New York

      corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b)   United States Trust Company holds such shares as trustee or custodian under certain employee benefit plans serviced by Metropolitan.



(c)   The Fund believes that each named record-holder does not have beneficial ownership of such shares.



      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.





                          INVESTMENT ADVISORY SERVICES



      State Street Research & Management Company, the Investment Manager, a

Delaware corporation, with offices at One Financial Center, Boston,

Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory

Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment

Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.



      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the

Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the period October 4, 1993

(commencement of operations) through September 30, 1994, the Fund's investment advisory fee prior to the assumption of fees or expenses was $267,184. For the same period, the voluntary reduction of fees or assumption of expenses amounted to $186,448.



      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

      The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the

Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.



      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide such administrative services,

Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.





                        PURCHASE AND REDEMPTION OF SHARES



      Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class

D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the

Prospectus. The following supplements that information.



      Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the

NYSE on the day the purchase order is received by State Street Research

Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading.

When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.



      Reduced Sales Charges. For purposes of determining whether a purchase of

Class A shares qualifies for reduced sales charges, the term "person" includes:

(i) an individual, or an
individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section

2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an

employee benefit plan of a single employer or of affiliated employers.



      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of

$100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the

13-month period.



      An investor may include toward completion of a Letter of Intent the value

(at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person"

described herein as eligible to join with the investor in a single purchase.

Class B, Class C and Class D shares may also be included in the combination under certain circumstances.



      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.



      Investors may purchase Class A shares of the Fund or a combination of

Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person"

described herein as eligible to join with the investor in a single purchase.

Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

      Class C Shares - Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors; (ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers; (iii) unit investment trusts sponsored by the Investment

Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment

Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.



      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.



      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii)

1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities,

brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.





                                 NET ASSET VALUE



      The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through

Friday, on each day during which the NYSE is open for unrestricted trading. The

NYSE is currently closed for New Year's Day, Presidents Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



      The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the

Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.



      In determining the values of the portfolio assets as provided below, the

Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the

NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE.

Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.



      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.





                             PORTFOLIO TRANSACTIONS



Portfolio Turnover



      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination,

securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rate for the period October 4, 1993 (commencement of operations) through September 30, 1994 was 83.61%.



Brokerage Allocation



      The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their
judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market where the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.



      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information,

analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the

Investment Manager.



      Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services)

provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the

Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the period October 4, 1993 (commencement of operations)

through September 30, 1994 amounted to approximately $89,000.



      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the

Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the

Fund.





                               CERTAIN TAX MATTERS



Federal Income Taxation of the Fund -- In General



      The Fund intends to qualify and elect to be treated each taxable year as a

"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest,

payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock,

securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options,

futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c)

satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).



      The 30% test will limit the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices,

listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the

Fund.



      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income

(not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.



Federal Income Taxation of the Fund's Investments



      Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.



      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security

(unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4%

excise tax described above.

      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.



Federal Income Taxation of Shareholders



      Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.



      Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though,

from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.

Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.





                       DISTRIBUTION OF SHARES OF THE FUND



      State Street Capital Trust is currently comprised of the following series:

State Street Research Capital Fund, State Street Research Small Capitalization

Growth Fund and State Street Research Small Capitalization Value Fund. The

Trustees have authorized shares of the Fund to be issued in four classes: Class

A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.



      The Trust has entered into a Distribution Agreement with State Street

Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered
into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class

D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period October 4, 1993 (commencement of operations) through September 30, 1994, total sales charges on Class A shares paid to the Distributor amounted to $514,638. For the same period, the

Distributor retained $62,866 after reallowance of concessions to dealers.



      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's

Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges,

reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses,

and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.



      On any sale of Class A shares to a single investor in the amount of

$1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of

$1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of

Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold.

If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

      For the period February 1, 1994 (commencement of share class designations)

through September 30, 1994, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such Class B and Class D shares as follows:



                                           Contingent             Commissions

                                             Deferred               Paid to

                                          Sales Charges             Dealers

                                          -------------           -----------

Class B                                      $1,331               $1,227,898

Class D                                      $    0               $  111,232



      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the

"Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A,

Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2)

reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the

Fund and reports for recipients other than existing shareholders of the Fund,

and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the

Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the

Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.



      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii)

with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such

Class B or Class D shares (as the case may be) to make payments for personal services
and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution

Plan remains in effect with respect to the Fund. Any amounts received by the

Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.



      During the period October 4, 1993 (commencement of operations) through

September 30, 1994, the Fund paid the Distributor fees under the Distribution

Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows: Chart looks messed up on monitor but it is correct.

                              Class A           Class B           Class D

                              -------           -------           -------

Advertising                 $      0          $      0           $     0



Printing and mailing of

   prospectuses to other

   than current shareholders       0                 0                 0



Compensation to dealers       23,744           140,521            53,337



Compensation to sales personnel    0                 0                 0



Interest                           0                 0                 0



Carrying or other

   financing charges               0                 0                 0



Other expenses                     0                 0                 0

                            --------          --------           --------



Total fees                  $ 23,744          $140,521           $53,337

                            ========          ========           =======



The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.



      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.



      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution

Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.



                         CALCULATION OF PERFORMANCE DATA



      The average annual total return ("standard total return") of the Class A,

Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February

1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.



      The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                   Rule 12b-1 Fees                      Sales Charges

            -----------------------------    -----------------------------------

       Current

Class  Amount              Period

-----  -------             ------

  A     0.25%   February 1, 1994 to present; fee will Maximum 4.5% sales

                reduce performance for periods        charge reflected

                after February 1, 1994



  B     1.00%   February 1, 1994 to present; fee will 1- and 5-year periods

                reduce performance for periods        reflect a 5% and a

                after February 1, 1994                2% contingent deferred

                                                      sales charge, respectively



  C     0.00%   Since commencement of                 None

                operations to present



  D     1.00%   February 1, 1994 to present; fee      1-year period reflects

                will reduce performance for           a 1% contingent deferred

                periods after February 1, 1994        sales charge





      The Fund's performance is shown below, and where noted, reflects the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return



      The total returns ("standard total return") of each class of the Fund's shares were as follows:



                                            October 4, 1993

                                    (Commencement of Operations) to

                                          September 30, 1994





                       SEC Total Return         Aggregate Total Return

                         (Annualized)              (Not Annualized)

                       ----------------         ----------------------

                With Subsidy  Without Subsidy  With Subsidy  Without Subsidy

                ------------  ---------------  ------------  ---------------

      Class A      - 14.48%      - 15.56%          -14.40%     - 15.47%



      Class B      - 15.33%      - 16.40%         - 15.25%     - 16.31%



      Class C      - 10.03%      - 11.17%          - 9.95%     - 11.08%



      Class D      - 11.76%      - 12.88%         - 11.68%     - 12.79%



      The figures shown above as "SEC Total Return" result from the

"annualization" of actual returns for the approximately 361-day period involved;

annualization presumes that the performance for the 361 days continues for a full year.



      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:



                                  P(1+T)n = ERV



Where:      P     =     a hypothetical initial payment of $1,000



            T     =     average annual total return



            n     =     number of years



            ERV   =     ending redeemable value at the end of the

                        designated period assuming a hypothetical $1,000 payment

                        made at the beginning of the designated period

      The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.



Accrued Expenses



      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account,

although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.



      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.



Nonstandardized Total Return



      The Fund may provide the above described standard total return results for

Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of

$1,000 or ending value. For example, the nonstandardized total returns for the six months ended September 30, 1994 without taking sales charges into account,

were follows:



                              With Subsidy            Without Subsidy

                              ------------            ---------------

      Class A                     -5.31%                  - 5.48%

      Class B                    - 5.54%                  - 5.71%

      Class C                     -5.08%                   -5.30%

      Class D                     -5.65%                   -5.82%





                                    CUSTODIAN



      State Street Bank and Trust Company, 225 Franklin Street, Boston,

Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.





                             INDEPENDENT ACCOUNTANTS



      Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts

02109, serves as the Trust's independent accountants, providing professional services including (1) an audit of the annual financial statements, (2)

assistance and consultation in connection with Securities and Exchange

Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.





                              FINANCIAL STATEMENTS



      In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report,

if any, by calling State Street Research Shareholder Services.



      The following financial statements are for the period October 4, 1993

(commencement of operations) through September 30, 1994.







19838.c4

2/3/95 10:34 am

State Street Research Small Capitalization Growth Fund

Investment Portfolio

September 30, 1994





                    Shares                                               Value (Note 1)


Common Stocks 96.2%

Basic Industries 5.2%

Chemical            14,000    P.T. Tripolyta Indonesia ADS*                $  379,750

0.6%                                                                     --------------



Electrical          83,600    Union Switch & Signal, Inc.*                  1,463,000

Equipment                                                                --------------

2.1%



Forest Product      21,500    Caraustar Industries, Inc.                      444,782

0.7%



Machinery           35,300    Greenfield Industries, Inc.                     847,200

1.2%                                                                     --------------



Railroad            45,100    MK Rail Corp.                                   439,725

                                                                         --------------

0.6%                           Total Basic Industries                       3,574,457

                                                                         --------------

Consumer Cyclical 38.6%

Airline             31,100    Air Express International Corp.                 859,138

1.3%                                                                     --------------



Automotive          76,600    Lear Seating Corp.*                           1,407,525

2.1%                                                                     --------------



Hotel &             61,800    Au Bon Pain Company, Inc.*                    1,031,287

Restaurant          42,100    Boomtown, Inc.*                                 705,175

11.6%               52,800    Fresh Choice, Inc.*                           1,056,000

                    48,800    IHOP Corp.*                                   1,354,200

                    59,950    Outback Steakhouse, Inc.*                     1,701,081

                    42,600    Primadonna Resorts, Inc.*                     1,309,950

                    58,000    Station Casinos, Inc.*                          783,000

                                                                         --------------

                                                                            7,940,693

                                                                         --------------



Recreation          13,800    Cobra Golf, Inc.*                               764,175

13.5%               28,000    Broadcasting Partners, Inc. Cl. A*              379,750

                    21,800    GTECH Holdings Corp.*                           438,725

                    40,750    Hollywood Entertainment Corp.*                1,141,000

                    53,000    Hollywood Park, Inc.                            781,750

                    41,350    Infinity Broadcasting Corp. Cl. A*            1,261,175

                    55,500    International Game Technology Inc.            1,144,687

                    78,000    Radica Games Ltd.*                              438,750

                    60,000    Renaissance Communications Corp.*             1,612,500

                    23,100    Variflex, Inc.*                                 502,425

                    56,900    Westcott Communications, Inc.*                  778,819

                                                                         --------------

                                                                            9,243,756

                                                                         --------------



The accompanying notes are an integral part of the financial statements.



                                      1




Retail Trade        62,500    Bombay Co., Inc.*                           $   828,125

6.6%                22,800    Ethan Allen Interiors, Inc.*                    515,850

                    56,900    Jos. A. Bank Clothiers, Inc.*                   384,075

                    82,600    SteinMart, Inc.*                              1,244,163

                    19,300    Tiffany & Co.                                   714,100

                    18,200    Tractor Supply Co.*                             508,462

                    22,600    Whole Foods Market, Inc.*                       339,000

                                                                         --------------

                                                                            4,533,775

                                                                         --------------



Textile &           63,900    Authentic Fitness Corp.*                        990,450

Apparel             40,500    Warnaco Group, Inc.*                          1,412,438

3.5%                                                                     --------------

                                                                            2,402,888

                                                                         --------------

                               Total Consumer Cyclical                     26,387,775

                                                                         --------------



Consumer Staple 36.0%

Business            47,500    Digital Biometrics, Inc.*                       344,375

Service             37,600    Franklin Quest Co.*                           1,410,000

13.0%               60,200    Healthcare Compare Corp.*                     1,734,512

                    31,300    Homedco Group, Inc.*                          1,095,500

                    24,400    Norand Corp.*                                   902,800

                    74,500    Pyxis Corp.*                                  1,825,250

                    52,000    Viking Office Products, Inc.*                 1,573,000

                                                                         --------------

                                                                            8,885,437

                                                                         --------------



Drug                61,100    Arris Pharmaceutical Corp.*                     336,050

3.9%                54,000    Cyto Therapeutics, Inc.*                        371,250

                     1,900    Grupo Casa Autrey S.A. de. C.V. ADS              61,988

                    14,100    Nature's Bounty, Inc.*                          148,050

                    49,200    Perrigo Company, Inc.*                          664,200

                    60,400    Rexall Sundown, Inc.*                           577,575

                    45,100    Vical, Inc.*                                    462,275

                                                                         --------------

                                                                            2,621,388

                                                                         --------------



Hospital Supply     30,100    American Medical Response, Inc.*                756,262

19.1%                6,200    American White Cross, Inc.*                      27,125

                    35,800    Coastal Healthcare Group, Inc.*               1,172,450

                    88,700    Community Health Systems, Inc.*               2,306,200

                    37,600    Coventry Corp.*                                 883,600

                    87,300    Haemonetics Corp.*                            1,582,313

                    45,500    Mariner Health Group, Inc.*                     952,656

                    14,700    Medisense, Inc.*                                259,088

                    25,300    Omnicare, Inc.                                1,015,162

                    21,700    Quantum Health Resources, Inc.*                 915,469

                    14,100    Quorum Health Group, Inc.*                      267,900

                    33,700    Rotech Medical Corp.*                           775,100

                    24,900    Sunrise Medical, Inc.*                          647,400



                                      2




Hospital Supply     20,100    United Wisconsin Services, Inc.             $   713,550

(cont'd)            17,600    Vencor, Inc.*                                   800,800

                                                                         --------------

                                                                           13,075,075

                                                                         --------------

                               Total Consumer Staple                       24,581,900

                                                                         --------------



Energy 2.2%

Oil                127,700    Ranger Oil Ltd.                                 798,125

1.2%                                                                     --------------



Oil Service         46,500    Nowsco Well Service Ltd.                        720,750

1.0%                                                                     --------------

                               Total Energy                                 1,518,875

                                                                         --------------



Finance 3.1%

Insurance           43,900    Mutual Risk Management Ltd.                   1,130,425

3.1%                27,800    United Companies Financial Corp.                966,050

                                                                         --------------

                                                                            2,096,475

                                                                         --------------

                               Total Finance                                2,096,475

                                                                         --------------



Science & Technology 8.3%

Computer            39,800    Cognex Corp.*                                   731,325

Software            19,700    Dataware Technologies, Inc.*                    261,025

& Service            1,700    IPC Information Systems, Inc.*                   25,606

3.0%                44,200    QuickResponse Services, Inc.*                   685,100

                    25,500    Wavefront Technologies, Inc.*                   331,500

                                                                         --------------

                                                                            2,034,556

                                                                         --------------



Electronic           3,700    Alliance Semiconductor Corp.*                    84,175

5.3%                 9,900    Aseco Corp.*                                     81,675

                    23,700    Electroglas, Inc.*                            1,179,075

                    58,300    Kulicke & Soffa Industries, Inc.*               947,375

                     7,100    Zebra Technologies Corp. Cl. A*                 260,925

                    32,200    Zilog, Inc.*                                  1,086,750

                                                                         --------------

                                                                            3,639,975

                                                                         --------------

                               Total Science & Technology                   5,674,531

                                                                         --------------



Utility 2.8%

Telephone           35,000    ALC Communications Corp.*                     1,146,250

2.8%                87,754    IDB Communications Group, Inc.*                 789,786

                                                                         --------------

                                                                            1,936,036

                                                                         --------------

                               Total Utility                                1,936,036

                                                                         --------------

                               Total Common Stocks (Cost $66,274,443)      65,770,049

                                                                         --------------




Principal Amount                                                     Maturity Date       Value (Note 1)


Commercial Paper 13.7%

   $  492,000   American Express Credit Corp., 4.75%                   10/05/1994          $   492,000

      260,000   American General Finance Corp., 4.45%                  10/05/1994              260,000

      310,000   Beneficial Corp., 4.72%                                10/04/1994              310,000

    2,000,000   Commercial Credit Co., 4.72%                           10/04/1994            2,000,000

      343,000   Ford Motor Credit Co., 4.75%                           10/05/1994              343,000

    2,436,000   Ford Motor Credit Co., 4.83%                           10/11/1994            2,436,000

      937,000   General Electric Capital Corp., 4.62%                  10/04/1994              937,000

    2,590,000   Norwest Financial Inc., 4.90%                          10/18/1994            2,590,000

                                                                                        -----------------

                  Total Commercial Paper (Cost $9,368,000)                                   9,368,000

                                                                                        -----------------

                Total Investments (Cost $75,642,443)--109.9%                                75,138,049

                Cash and Other Assets, Less Liabilities--(9.9)%                             (6,799,577)

                                                                                        -----------------

                Net Assets--100.0%                                                         $68,338,472

                                                                                        =================



                Federal Income Tax Information:



                At September 30, 1994, the net unrealized

                depreciation of investments based on

                cost for Federal income tax purposes

                of $75,972,012 was as follows:



                  Aggregate gross unrealized appreciation

                  for all investments in which there is an

                  excess of value over tax cost                                            $ 4,531,907



                  Aggregate gross unrealized depreciation

                  for all investments in which there is an

                  excess of tax cost over value                                             (5,365,870)

                                                                                        -----------------

                                                                                           $  (833,963)

                                                                                        =================




* Nonincome-producing securities

  ADS stands for American Depositary Share, representing ownership of foreign securities.

State Street Research Small Capitalization Growth Fund

Statement of Assets and Liabilities

September 30, 1994






Assets          Investments, at value (Cost $75,642,443) (Note 1)                         $75,138,049

                Cash                                                                              899

                Receivable for securities sold                                                784,500

                Receivable for fund shares sold                                               501,950

                Receivable from Distributor (Note 3)                                          126,145

                Dividends and interest receivable                                              17,659

                Deferred organization costs and other assets (Note 1)                          58,738

                                                                                         ------------

                                                                                           76,627,940

Liabilities     Payable for securities purchased                            $8,083,348

                Accrued management fee (Note 2)                                 42,388

                Payable for fund shares redeemed                                40,776

                Accrued transfer agent and shareholder services                 37,314

                Accrued distribution fee (Note 5)                               36,994

                Accrued trustees' fees (Note 2)                                  4,201

                Other accrued expenses                                          44,447      8,289,468

                                                                             ---------   ------------

Net Assets                                                                                $68,338,472

                                                                                         ============

                Net Assets consist of:

                Unrealized depreciation of investments                                    $  (504,394)

                Accumulated net realized loss                                              (2,795,065)

                Shares of beneficial interest (Note 6)                                     71,637,931

                                                                                         ------------

                                                                                          $68,338,472

                                                                                         ============



                Net Asset Value and redemption price per share of Class A shares

                  ($21,985,991 / 2,567,753 shares of beneficial interest)                       $8.56

                                                                                               ======

                Maximum Offering Price per share of Class A shares ($8.56 / .955)               $8.96

                                                                                               ======

                Net Asset Value and offering price per share of Class B shares

                  ($29,287,476 / 3,437,554 shares of beneficial interest)*                       8.52

                                                                                               ======

                Net Asset Value, offering price and redemption price per share of

                  Class C shares ($7,032,657 / 817,932 shares of beneficial interest)           $8.60

                                                                                               ======

                Net Asset Value and offering price per share of Class D shares

                  ($10,032,348 / 1,177,615 shares of beneficial interest)*                      $8.52

                                                                                               ======




*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

State Street Research Small Capitalization Growth Fund

Statement of Operations

For the period October 4, 1993

(commencement of operations) to September 30, 1994






Investment      Interest                                                                 $   219,499

Income          Dividends, net of foreign taxes of $684                                       33,288

                                                                                        ------------

                                                                                             252,787



Expenses        Management fee (Note 2)                                     $ 267,184

                Custodian fee                                                  97,489

                Transfer agent and shareholder services                        85,121

                Legal fees                                                     41,526

                Distribution fee--Class A (Note 5)                             23,744

                Distribution fee--Class B (Note 5)                            140,521

                Distribution fee--Class D (Note 5)                             53,337

                Reports to shareholders                                        22,125

                Registration fees                                              21,372

                Audit fee                                                      20,213

                Trustees' fees (Note 2)                                        10,851

                Amortization of organization costs (Note 1)                     5,959

                Miscellaneous                                                   6,378

                                                                             --------

                                                                              795,820

                Expenses borne by the Distributor (Note 3)                   (186,448)       609,372

                                                                             --------   ------------

                Net investment loss                                                         (356,585)

                                                                                        ------------



Realized and    Net realized loss on investments (Notes 1 and 4)                          (2,795,065)

Unrealized      Net unrealized depreciation of investments                                  (504,394)

Loss on                                                                                 ------------

Investments     Net loss on investments                                                   (3,299,459)

                                                                                        ------------

                Net decrease in net assets resulting from operations                     $(3,656,044)

                                                                                        ============


State Street Research Small Capitalization Growth Fund

Statement of Changes in Net Assets

For the period October 4, 1993

(commencement of operations) to September 30, 1994






Increase          Operations:

(Decrease)          Net investment loss                                   $  (356,585)

in Net Assets       Net realized loss on investments*                      (2,795,065)

                    Net unrealized depreciation of investments               (504,394)

                                                                         ------------

                  Net decrease resulting from operations                   (3,656,044)

                                                                         ------------

                  Net increase from fund share transactions (Note 6)       71,994,516

                                                                         ------------

                  Total increase in net assets                             68,338,472



Net Assets        Beginning of period                                           --

                                                                         ------------

                  End of period                                           $68,338,472

                                                                         ============



                  *Net realized loss for Federal income tax               $   (10,835)

                   purposes (Note 1)                                     ============


State Street Research Small Capitalization Growth Fund

Notes to Financial Statements

September 30, 1994



Note 1



State Street Research Small Capitalization Growth Fund (the "Fund"), is a

series of State Street Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund,

Inc., a Massachusetts corporation. The Trust consists presently of two separate funds: State Street Research Small Capitalization Growth Fund and

State Street Research Capital Fund.



The Fund offers four classes of shares. Shares of the Fund had no class designations until February 1, 1994. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses)

at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase.

Class D shares also pay annual distribution and service fees of 1.00%. The

Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.



The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.



A. Investment in Securities



Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange.

Over-the-counter securities quoted on the National Association of Securities

Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed),

and dividends declared but not received are accrued on the ex-dividend date.

Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.



B. Federal Income Taxes



No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains,

if any, within the prescribed time periods. At September 30, 1994, the Fund had a capital loss carryforward of $10,835 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on

September 30, 2002.





In order to meet certain excise tax distribution requirements under Section

4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From

November 1, 1993 through September 30, 1994, the Fund incurred net capital losses of approximately $2,455,000 and intends to defer and treat such losses as arising in the fiscal year ending September 30, 1995.



C. Dividends



Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.



Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.



D. Deferred Organization Costs



Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.



Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an

indirect wholly-owned subsidiary of Metropolitan Life Insurance Company

("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $10,851 during the period

October 4, 1993 (commencement of operations) to September 30, 1994.



Note 3

State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of

Metropolitan, and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund.

During the period October 4, 1993 (commencement of operations) to September

30, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $186,448.



Note 4

For the period October 4, 1993 (commencement of operations) to September 30,

1994, exclusive of short-term investments and U.S. Government obligations,

purchases and sales of securities aggregated $95,071,999 and $26,002,491,

respectively.



Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the

"Plan") under the Investment Company Act of 1940. Under the Plan, the Fund

pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the

Fund pays annual distribution fees of 0.75% of average daily net assets for

Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period February 1, 1994 (commencement of share class designations) to September 30, 1994, fees pursuant to such plan amounted to $23,744, $140,521 and $53,337 for Class A, Class B and Class D,

respectively.





The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $62,866 and $139,035, respectively, on sales of Class A shares of the Fund during the period February 1, 1994 (commencement of share class designations) to September 30, 1994, and that MetLife Securities, Inc. earned commissions aggregating $160,938 and $234 on sales of Class B and Class D shares, respectively, and that the Distributor collected contingent deferred sales charges aggregating $1,331 on redemptions of Class B shares during the same period.



Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1994,

Metropolitan held of record 120,500 Class C shares of the Fund.





Share transactions were as follows:



                                February 1, 1994

                                (Commencement of

                           Share Class Designations)

                             to September 30, 1994

                          -----------------------------

Class A                     Shares          Amount

-------------------------------------------------------

Shares sold                2,793,089      $24,869,158

Shares redeemed             (225,336)      (1,967,087)

                         ------------    --------------

Net increase               2,567,753      $22,902,071

                         ============    ==============



Class B                     Shares           Amount

-------------------------------------------------------

Shares sold                3,606,689      $32,666,242

Shares redeemed             (169,135)      (1,476,529)

                         ------------    --------------

Net increase               3,437,554      $31,189,713

                         ============    ==============





                                October 4, 1993

                                (Commencement of

                                 Operations) to

                               September 30, 1994

                          -----------------------------

Class C                     Shares          Amount

-------------------------------------------------------

Shares sold                1,914,962      $ 17,425,844

Shares redeemed           (1,097,030)      (10,337,651)

                         ------------    --------------

Net increase                 817,932      $  7,088,193

                         ============    ==============





                                February 1, 1994

                                (Commencement of

                           Share Class Designations)

                             to September 30, 1994

                          -----------------------------

Class D                     Shares          Amount

-------------------------------------------------------

Shares sold                1,290,249      $11,826,451

Shares redeemed             (112,634)      (1,011,912)

                         ------------    --------------

Net increase               1,177,615      $10,814,539

                         ============    ==============

State Street Research Small Capitalization Growth Fund

Financial Highlights

For a share outstanding throughout each period





                                                                              Class A     Class B     Class C      Class D

                                                                              --------    --------    --------     --------

                                                                               1994**      1994**     1994***       1994**

                                                                              --------    --------    --------     --------


Net asset value, beginning of period                                            $9.45       $9.45       $9.55        $9.45

Net investment loss*                                                             (.02)       (.06)       (.06)        (.06)

Net realized and unrealized loss on investments                                  (.87)       (.87)       (.89)        (.87)

                                                                               --------    --------    --------   ----------

Net asset value, end of period                                                  $8.56       $8.52       $8.60        $8.52

                                                                               ========    ========    ========   ==========



Total return+                                                                   (9.42)%     (9.84)%     (9.95)%      (9.84)%

Net assets at end of period (000s)                                            $21,986     $29,287      $7,033      $10,032

Ratio of operating expenses to average net assets*                               1.35%++     2.10%++     1.10%++      2.10%++

Ratio of net investment loss to average net assets*                             (0.58)%++   (1.32)%++   (0.68)%++    (1.32)%++

Portfolio turnover rate                                                         83.61%      83.61%      83.61%       83.61%



  * Reflects voluntary assumption of fees or expenses per share in each          $.02        $.02        $.04         $.02

    period. (Note 3)






 ++ Annualized

  + Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

 ** February 1, 1994 (commencement of share class designations) to September

    30, 1994.

*** October 4, 1993 (commencement of operations) to September 30, 1994.

Report of Independent Accountants



To the Trustees of State Street Capital Trust and Shareholders of

State Street Research Small Capitalization Growth Fund:



We have audited the accompanying statement of assets and liabilities of State

Street Research Small Capitalization Growth Fund, including the schedule of portfolio investments, as of September 30, 1994, and the related statements of operations and changes in net assets for the period October 4, 1993

(commencement of operations) to September 30, 1994 and the financial highlights for the period February 1, 1994 (commencement of share class designations) to September 30, 1994 for Class A, Class B and Class D and for

the period October 4, 1993 (commencement of operations) to September 30, 1994 for Class C. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

State Street Research Small Capitalization Growth Fund as of September 30,

1994, the results of its operations and changes in its net assets for the period October 4, 1993 (commencement of operations) to September 30, 1994,

and the financial highlights for the period February 1, 1994 (commencement of share class designations) to September 30, 1994 for Class A, Class B and

Class D and for the period October 4, 1993 (commencement of operations) to

September 30, 1994 for Class C, in conformity with generally accepted accounting principles.



                                       [SIGNATURE of Coopers & Lybrand L.L.P.]

                                                      Coopers & Lybrand L.L.P.



Boston, Massachusetts

November 4, 1994

Management's Discussion of Fund Performance



The Fund's performance has suffered because of poor performance in the overall small-capitalization stock market. Rising interest rates have hurt stock prices, and made investors more risk averse. Small-cap stock prices did not begin to recover until August 1994, led by technology and health care stocks. In addition, the Fund suffered from some poor-performing individual issues, independent of market difficulties.



The Fund has focused on stocks offering strong earnings growth potential,

particularly in health care. Recent purchases included stocks in the technology, retail, recreation, and restaurant sectors. Falling prices allowed us to add positions in stocks we liked at more attractive prices.



Comparison Of Change In Value Of A $10,000 Investment In Small Capitalization

Growth Fund And The S&P 500



                                 Class A Shares

                           Average Annual Total Return

                                  Life of Fund

                                 -14.40%/-15.47%



                    Small Capitalization

                         Growth Fund                 S&P 500

                    --------------------             -------

10/04/93                   $10,000                   $10,000

9/30/94                    $ 8,560                   $10,368





                                 Class B Shares

                           Average Annual Total Return

                                  Life of Fund

                                 -15.25%/-16.31%



                    Small Capitalization

                         Growth Fund                 S&P 500

                    --------------------             -------

10/04/93                   $10,000                   $10,000

9/30/94                    $ 8,475                   $10,368





                                 Class C Shares

                           Average Annual Total Return

                                  Life of Fund

                                 -9.95%/-11.08%



                    Small Capitalization

                         Growth Fund                 S&P 500

                    --------------------             -------

10/04/93                   $10,000                   $10,000

9/30/94                    $ 9,005                   $10,368





                                 Class D Shares

                           Average Annual Total Return

                                  Life of Fund

                                 -11.68%/-12.79%



                    Small Capitalization

                         Growth Fund                 S&P 500

                    --------------------             -------

10/04/93                   $10,000                   $10,000

9/30/94                    $ 8,832                   $10,368





Performance results for the Fund are increased by the voluntary reduction of fees and expenses relating to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until February 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum

4.5% sales charge. Performance prior to February 1, 1994 does not reflect annual 12b-1 fees of .25%. "B" share return reflects a 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return reflects a 1% contingent deferred sales charge. Performance for "B" and "D"

shares prior to February 1, 1994, does not reflect annual 12b-1 fees of 1%,

which will reduce subsequent performance.



                                      13